Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steve Louden, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

The Quarterly Report on Form 10-Q of Roku, Inc. for the quarter ended September 30, 2019, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects, the financial condition and results of operations of Roku, Inc.

Date: November 8, 2019	By:	/s/ Steve Louden
Steve Louden
Chief Financial Officer